Exhibit 99.1

FOR IMMEDIATE RELEASE

LINN ENERGY FILES FORM 10-Q AND ANNOUNCES THIRD QUARTER 2006 RESULTS AND REVISED GUIDANCE

Pittsburgh, Pennsylvania, November 14, 2006 — Linn Energy, LLC (Nasdaq: LINE) announced today that it has filed its Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2006 with the Securities and Exchange Commission. In addition, the Company announced financial and operating results for the three and nine months ended September 30, 2006 and revised guidance for 2006 and 2007.  The Company demonstrated significant growth through acquisitions, and generated the following performance highlights for the third quarter of 2006 as compared to the third quarter of 2005:

•                  Total wells increased 155% to 3,671 from 1,442

•                  Total production increased 173% to 3,181 MMcfe from 1,165 MMcfe

•                  Adjusted EBITDA increased 179% to $25.1 million from $9.0 million

•                  Distributable Cash Flow increased 131% to $16.4 million from $7.1 million

Adjusted EBITDA and Distributable Cash Flow are non-GAAP financial measures that are reconciled to their most comparable GAAP financial measure under the heading “Explanation and Reconciliation of Non-GAAP Financial Measures” in this press release.

Conference Call

As previously announced, management will host a teleconference call on Wednesday, November 15, 2006 at 9:00 AM Eastern Time to discuss Linn Energy’s third quarter 2006 results and its outlook for the remainder of 2006 and the 2007 fiscal year.  Prepared remarks by Michael C. Linn, Chairman, President and Chief Executive Officer, and Kolja Rockov, Executive Vice President and Chief Financial Officer, will be followed by a question and answer period.

Investors and analysts are invited to participate in the call by phone at (800) 510-0146 (Passcode: 25388812) or via the internet at www.linnenergy.com. A replay of the call will be available on the Company’s website or by phone at (888) 286-8010 (Passcode: 90718822) for a seven-day period following the call.

ABOUT LINN ENERGY

Linn Energy is an independent natural gas and oil company focused on the development and acquisition of long-lived properties which complement its asset profile in producing basins within the United States.  More information about Linn Energy is available on the internet at www.linnenergy.com.

CONTACT:	Kolja Rockov
Executive Vice President & Chief Financial Officer
Linn Energy, LLC
412-440-1479

This press release includes “forward-looking statements” within the meaning of the federal securities laws. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this press release specifically include statements about the acquisitions and the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including as to the Company’s drilling program, production, hedging activities, capital expenditure levels and other guidance included in this press release. These statements are based on certain assumptions made by the Company based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, availability of sufficient cash flow to pay distributions and execute our business plan, prices and demand for oil and gas, our ability to replace reserves and efficiently develop our current reserves and other important factors that could cause actual results to differ materially from those projected as described in the Company’s reports filed with the Securities and Exchange Commission.

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

(Financial Summary Follows)

Linn Energy, LLC

Explanation and Reconciliation of Non-GAAP Financial Measures

This press release includes the non-generally accepted accounting principles (“non-GAAP”) financial measures of “Adjusted EBITDA” and “Distributable Cash Flow.”  The accompanying schedules provide reconciliations of these non-GAAP financial measures to their most directly comparable financial measure calculated and presented in accordance with United States generally accepted accounting principles (“GAAP”).  The non-GAAP financial measures should not be considered as alternatives to GAAP measures, such as net income, operating income or any other GAAP measure of liquidity or financial performance.

We define Adjusted EBITDA as net income (loss) plus:

•                  Interest expense;

•                  Depreciation, depletion and amortization;

•                  Write-off of deferred financing fees;

•                  (Gain) loss on sale of assets;

•                  (Gain) loss from equity investment;

•                  Accretion of asset retirement obligation;

•                  Unrealized (gain) loss on natural gas derivatives;

•                  Realized (gain) loss on cancelled natural gas derivatives;

•                  Unit-based compensation expense;

•                  IPO cash bonuses; and

•                  Income tax provision.

The costs of cancelling natural gas swaps before their original settlement date are adjustments to Adjusted EBITDA that require expenditure of cash.  These costs were financed with borrowings under our credit facility, and such long term debt is recognized as an increase in cash from financing activities.

Adjusted EBITDA and Distributable Cash Flow are significant performance metrics used by our management to indicate (prior to the establishment of any reserves by our Board of Directors) the cash distributions we expect to pay our unitholders.  Specifically, these financial measures indicate to investors whether or not we are generating cash flow at a level that can sustain or support an increase in our quarterly distribution rates.  Adjusted EBITDA and Distributable Cash Flow are also quantitative standards used throughout the investment community with respect to publicly-traded partnerships and limited liability companies as metrics of core profitability or to assess the financial performance of assets.

The following table presents a reconciliation of our consolidated net income (loss) to Adjusted EBITDA and Distributable Cash Flow:

	Three months ended		Nine months ended
	September 30,		September 30,
	2006	2005	2006	2005
	(in thousands)

Net income (loss)	$53,057	$(45,590)	$85,273	$(63,265)
Plus:
Interest expense	11,204	998	16,539	3,282
Depreciation, depletion and amortization	5,654	1,448	13,470	4,035
Write-off of deferred financing fees	161	—	664	364
(Gain) loss on sale of assets	(47)	3		43
Loss from equity investment	—	—	—	17
Accretion of asset retirement obligation	61	67	180	124
Unrealized (gain) loss on oil and gas derivatives	(49,198)	21,405	(77,176)	26,788
Realized loss on cancelled natural gas derivatives (1)	—	30,304	—	38,281
Unit-based compensation expense	4,191	—	14,067	—
IPO cash bonuses	—	—	2,039	—
Income tax provision (benefit) (2)	—	385	(74)	385
Adjusted EBITDA	$25,083	$9,020	$54,982	$10,054
Less:
Cash interest expense	(8,646)	(1,906)	(13,603)	(3,596)
Distributable Cash Flow	$16,437	$7,114	$41,379	$6,458

(1)             During the three and nine months ended September 30, 2005, we cancelled (before their original settlement date) a portion of out-of-the-money natural gas swaps and realized a loss of $30.3 million and $38.3 million, respectively.  We subsequently hedged similar volumes at higher prices.

(2)             Linn Operating, LLC was not subject to federal income tax before converting to a subchapter C corporation on June 1, 2005.  Prior to the conversion, there was no tax provision included in our consolidated financial statements because all of our taxable income or loss was included in the income tax returns of the individual members.

Linn Energy, LLC

Operating Statistics

	Three Months Ended September 30,		Percentage Increase
	2006	2005	(Decrease)
Production:
Gas production (MMcf)	2,265	1,132	*
Oil production (MBbls)	153	6	*
Total production (MMcfe)	3,181	1,165	*
Average daily production (Mcfe/d)	34,576	12,663	*

Weighted Average Realized Prices:
Gas (Mcf)	$10.27	$5.62	82.7%
Oil (Bbl) (1)	$55.24	$59.09	(6.5)%
Total (Mcfe)	$9.97	$6.77	47.3%

Average Unit Costs per Mcfe (Non-GAAP):
Operating expenses	$1.52	$1.19	27.7%
General and administrative expenses (2)	$0.74	$1.03	(28.2)%
Depreciation, depletion and amortization	$1.78	$1.24	43.5%

	Nine Months Ended September 30,		Percentage Increase
	2006	2005	(Decrease)
Production:
Gas production (MMcf)	5,977	3,156	89.4%
Oil production (MBbls)	166	14	*
Total production (MMcfe)	6,973	3,240	*
Average daily production (Mcfe/d)	25,542	11,868	*

Weighted Average Realized Prices:
Gas (Mcf)	$10.30	$5.12	*
Oil (Bbl) (1)	$55.31	$53.00	4.4%
Total (Mcfe)	$10.15	$6.27	61.9%

Average Unit Costs per Mcfe (Non-GAAP):
Operating expenses	$1.54	$1.45	6.2%
General and administrative expenses (2)	$0.98	$0.72	36.1%
Depreciation, depletion and amortization	$1.93	$1.25	54.4%

(1)             The majority of our oil production, which is in California, is sold pursuant to a long-term contract at 79% of NYMEX.

(2)             This is a non-GAAP performance measure used by our management and is a quantitative measure used in the natural gas and oil industry.  The measure for the three months ended September 30, 2006 excludes approximately $4.2 million of unit-based compensation expense primarily resulting from January 2006 awards to certain executive officers in connection with our IPO.  The measure for the nine months ended September 30, 2006 excludes approximately $2.0 million of bonuses paid to certain executive officers in connection with our IPO and $14.1 million of unit-based compensation expense.  General and administrative expenses including these amounts were $2.05 per Mcfe for the three months ended September 30, 2006 and $3.29 per Mcfe for the nine months ended September 30, 2006.

*                    Amount is greater than 100%, therefore is not meaningful.

Linn Energy, LLC

Condensed Consolidated Statements of Operations (Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2006	2005	2006	2005
	(in thousands, except per unit amounts)
Revenues:
Oil and gas sales	$23,506	$10,407	$53,410	$24,408
Realized gain (loss) on oil and gas derivatives	8,198	(29,058)	17,361	(45,822)
Unrealized gain (loss) on oil and gas derivatives	49,198	(21,405)	77,176	(26,788)
Natural gas marketing income	1,090	1,618	3,654	3,087
Other income	265	20	758	158
	82,257	(38,418)	152,359	(44,957)
Expenses:
Operating expenses	4,845	1,386	10,772	4,691
Natural gas marketing expense	954	1,768	3,126	3,162
General and administrative expenses	6,536	1,197	22,934	2,345
Depreciation, depletion and amortization	5,654	1,448	13,470	4,035
	17,989	5,799	50,302	14,233
	64,268	(44,217)	102,057	(59,190)

Other income and (expenses)	(11,211)	(988)	(16,858)	(3,690)

Income (loss) before income taxes	53,057	(45,205)	85,199	(62,880)
Income tax benefit (provision)	—	(385)	74	(385)
Net income (loss)	$53,057	$(45,590)	$85,273	$(63,265)

Net income (loss) per unit - basic	$1.92	$(2.22)	$3.14	$(3.08)
Net income (loss) per unit - diluted	$1.89	$(2.22)	$3.12	$(3.08)

Linn Energy, LLC

Selected Balance Sheet Data

	September 30,	December 31,
	2006	2005
	(Unaudited)
	(in thousands)
Assets
Total current assets	$54,861	$34,733
Natural gas and oil properties and related equipment, net	731,346	239,293
Property and equipment, net	11,297	2,525
Other assets	46,111	2,993
Total assets	$843,615	$279,544

Liabilities and Unitholders’ Capital (Deficit)
Total current liabilities	$13,249	$86,058
Credit facility	404,257	206,119
Subordinated bridge loan	247,275	—
Other long-term liabilities	22,026	34,198
Total liabilities	686,807	326,375
Unitholders’ capital (deficit)	156,808	(46,831)
Total liabilities and unitholders’ capital (deficit)	$843,615	$279,544

Linn Energy, LLC

Cash Flow Data (Unaudited)

	Nine months ended September 30,
	2006	2005
	(in thousands)

Net cash provided by (used in) operating activities	$7,984	$(34,381)
Net cash used in investing activities	(509,085)	(28,444)
Net cash provided by financing activities	491,822	63,614
Net increase (decrease) in cash	(9,279)	789

Cash and cash equivalents:
Beginning	11,041	2,188
Ending	$1,762	$2,977

Linn Energy, LLC

Revised Guidance Table

	Q4 2006E				FY 2006E				FY 2007E

Net production (1)
Natural gas (MMcf)	2,700		—	3,000	8,700		—	9,000	12,500		—	13,500
Oil (MBbls)	230		—	270	400		—	440	850		—	1,050
Total (MMcfe)	4,080		—	4,620	11,100		—	11,640	17,600		—	19,800

Average daily production (MMcfe/d)	44.3		—	50.2	30.4		—	31.9	48.2		—	54.2

Other revenue (2)		$900	—	$1,100		$2,200	—	$2,400		$3,500	—	$4,500

% hedged
Natural gas:
% hedged (including puts) (3)	94%		—	104%	99%		—	102%	91%		—	98%
% hedged (excluding puts)	88%		—	97%	91%		—	94%	66%		—	72%
Oil:
% hedged (including puts)	54%		—	63%	42%		—	47%	67%		—	82%
% hedged (excluding puts)	41%		—	48%	34%		—	38%	48%		—	59%
% of oil revenue interest hedged (4)	66%		—	78%	52%		—	57%	82%		—	101%

Expenses ($ in thousands)
Operating expenses:
LOE and other		$4,700	—	$5,200		$12,200	—	$12,500		$17,000	—	$18,000
Production taxes	600		—	800	3,900		—	4,300	5,000		—	6,000
Total operating expenses		$5,300	—	$6,000		$16,100	—	$16,800		$22,000	—	$24,000

General and administrative expenses (5)		$3,500	—	$4,500		$10,300	—	$11,350		$10,000	—	$11,000
Interest expense (6)		$8,500	—	$9,500		$25,000	—	$26,000		$27,000	—	$29,000

Drilling and development capital expenditures ($ in thousands)
Maintenance	$			3,250	$			13,600	$			17,000
Growth				7,250				30,400				38,000
Total drilling and development capex	$			10,500	$			44,000	$			55,000

Appalachian drilling ($ in thousands)
Wells drilled				26				153				161
Average cost per operated well		$250	—	$260		$250	—	$260		$250	—	$260

Natural gas hedging summary (3)
Swaps:
Volume (MMMBtu)				2,625				8,162				8,968
Price ($/MMBtu)	$			9.18	$			9.24	$			8.72
Puts:
Volume (MMMBtu)				184				730				3,296
Price ($/MMBtu)	$			8.83	$			8.83	$			9.22
Total:
Volume (MMMBtu)				2,809				8,892				12,264
Price ($/MMBtu)	$			9.16	$			9.21	$			8.85

Oil hedging summary (1) (4)
Swaps:
Volume (MBbls)				110				150				500
Price ($/Bbl)	$			77.68	$			77.32	$			75.83
Puts:
Volume (MBbls)				36				36				200
Price ($/Bbl)	$			75.00	$			75.00	$			75.00
Total:
Volume (MBbls)				146				186				700
Price ($/Bbl)	$			77.02	$			76.87	$			75.60

Notes to Revised Guidance Table:

(1)             The amount for FY 2006E reflects production for the partial periods beginning from August 1, 2006 for the Blacksand acquisition and September 1, 2006 for the Kaiser-Francis acquisition.

(2)             Includes sales of propane and electricity attributable to the Blacksand acquisition and natural gas marketing and other income.

(3)             Linn Energy’s natural gas production in Appalachia has a high Btu content, resulting in a premium to NYMEX natural gas prices.  The Company hedges production based on Btu content.

(4)             The majority of our oil production, which is in California, is sold at approximately 79% of NYMEX under a long-term contract.  We also typically receive a premium of $1.75-$2.00 per barrel based on higher API gravity.

(5)             The amount for FY 2006E excludes the first quarter of 2006 expense of approximately $2.0 million of one-time cash bonuses paid in connection with the IPO.  Amounts for all periods exclude unit-based compensation, which represents a non-cash charge based on equity-related compensation.

(6)             Interest expense excludes amortization of deferred financing costs.  Amounts reflect full repayment of $250.0 million bridge facility, $53.0 million of borrowings under credit facility and accrued interest of approximately $2.0 million during October 2006 with proceeds from the sale of $305.0 million of additional equity securities to certain third party investors.

These estimates are meant to provide guidance only and are subject to revision as the operating environment of the Company changes.

Linn Energy, LLC

Revised Hedging Summary

	FY 2006E	FY 2007E	FY 2008E	FY 2009E	FY 2010E

Natural gas hedging summary (1) (2)
Swaps:
Volume (MMMBtu)	8,162	8,968	10,264	8,005	—
Price ($/MMBtu)	$9.24	$8.72	$8.37	$7.89	$—
Puts:
Volume (MMMBtu)	730	3,296	2,013	—	—
Price ($/MMBtu)	$8.83	$9.22	$9.50	$—	$—
Total:
Volume (MMMBtu)	8,892	12,264	12,277	8,005	—
Price ($/MMBtu)	$9.21	$8.85	$8.56	$7.89	$—

Oil hedging summary (1) (3)
Swaps:
Volume (MBbls)	150	500	500	500	500
Price ($/Bbl)	$77.32	$75.83	$75.83	$75.83	$75.83
Puts:
Volume (MBbls)	36	200	200	200	200
Price ($/Bbl)	$75.00	$75.00	$75.00	$75.00	$75.00
Total:
Volume (MBbls)	186	700	700	700	700
Price ($/Bbl)	$76.87	$75.60	$75.60	$75.60	$75.60

Notes to Revised Hedging Summary:

(1)             Reflects open and closed hedge positions for all periods presented.

(2)             Linn Energy’s natural gas production in Appalachia has a high Btu content, resulting in a premium to NYMEX natural gas prices.  The Company hedges production based on Btu content.

(3)             The majority of our oil production, which is in California, is sold at approximately 79% of NYMEX under a long-term contract.  We also typically receive a premium of $1.75-$2.00 per barrel based on higher API gravity.